FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2020
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

19.  FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

GFL’s financial instruments consist of cash and cash equivalent, trade accounts receivable, trade accounts payable, long-term debt, and tangible equity units.

Fair value measurement

The carrying value of GFL’s financial assets are equal to their fair values. The carrying value of GFL’s financial liabilities approximate their fair values with the exception of GFL’s Bonds and Amortizing Notes. The fair value hierarchy for GFL’s financial assets and liabilities not measured at fair value are as follows:

	December 31, 2020
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Bonds	$4,272.6	$4,454.3	$—	$4,454.3	$—
Amortizing Notes	$123.4	126.8	—	126.8	—
Total debt	$4,396.0	$4,581.1	$—	$4,581.1	$—

	December 31, 2019
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Bonds	$3,249.4	$3,092.3	$—	$3,092.3	$—
Total debt	$3,249.4	$3,092.3	$—	$3,092.3	$—

GFL uses a discounted cash flow model incorporating observable market data, such as foreign currency forward rates, to estimate the fair value of its bonds. Certain of the mortgages, finance leases, equipment loans and amount due to related party do not bear interest or bear interest at an amount that is not stated at fair value.

Purchase Contracts and derivative instruments, which are recorded at fair value, are classified within Level 2.

Financial risk management objectives

As a result of holding and issuing financial instruments, GFL is exposed to liquidity, credit and market risks. The following provides a description of these risks and how GFL manages these exposures.

Credit risk

Credit risk is the risk of loss associated with a counterparty’s inability to fulfill its payment obligations. GFL’s principal financial assets that expose it to credit risk are accounts receivable.

GFL uses historical trends of default, the timing of recoveries and the amount of loss incurred, adjusted for management’s judgement as to whether current economic and credit conditions are such that the actual losses are likely to be greater or less than suggested by historical trends. GFL considers the following as constituting an event of default for internal credit risk management purposes as historical experience indicates that accounts receivable that meet either of the following criteria are generally not recoverable:

●	the customer is insolvent; or
●	GFL’s relationship with the customer has been severed; and/or
●	the customer’s receivable has aged beyond a reasonable period.

GFL provides credit to its customers in the normal course of its operations. The amounts disclosed in the statement of financial position represent the maximum credit risk and are net of allowance for doubtful accounts, based on management’s estimates taking into account GFL’s prior experience and its assessment of the current economic environment.

The following is a breakdown of the trade receivables aging. It does not include holdbacks or unbilled revenue as they are made up of amounts to be received at the end of specific long-term contracts.

	December 31, 2020	December 31, 2019
0-60 days	$543.8	$394.9
61-90 days	47.3	61.2
91+ days	77.7	86.3
	$668.8	$542.4

In determining the recoverability of trade and other receivables, GFL considers any change in the credit quality of the trade receivable from the date credit was initially granted up to the end of the reporting period.

Liquidity risk

GFL monitors and manages its liquidity to ensure that it has access to sufficient funds to meet its liabilities when due. Management of GFL believes that future cash flows from operations and the availability of credit under existing bank arrangements is adequate to support GFL’s financial liquidity needs for its ongoing operations.

At December 31, 2020, available sources of liquidity include GFL’s Revolving Credit Facility of $628.0 million and US$40.0 million of which $148.8 million was drawn as at December 31, 2020 ($nil at December 31, 2019).

GFL has financial liabilities with varying contractual maturity dates. With the exception of long-term debt and lease obligations, all of GFL’s significant financial liabilities mature in less than one year.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial liability will fluctuate because of changes in market interest rates. GFL enters into both fixed and floating rate debt, including equipment loans and also leases certain assets with fixed rates.

GFL’s risk management objective is to minimize the potential for changes in interest rates to cause adverse changes in cash flows to GFL. The ratio of fixed to floating rate obligations outstanding is designed to maintain flexibility in GFL’s capital structure to adjust to prevailing market conditions.

At December 31, 2020, GFL had a ratio of fixed to floating rate obligations of approximately 70.2% fixed and 29.8% floating (as at December 31, 2019 56.4% fixed, 43.6% floating).

A 1% change in the interest rate on floating rate obligations would have resulted in a change in the interest expense for the year ended December 31, 2020, of approximately $18.2 million based on the balances outstanding as at December 31, 2020 (approximately $33.5 million for the year ended December 31, 2019, approximately $21.9 million for the seven month period ended December 31, 2018, and approximately $15.6 million for the five month period ended May 31, 2018).

Foreign currency risk

GFL manages its currency risk in respect of its outstanding U.S. dollar senior unsecured notes with certain cross-currency interest rate swaps. GFL’s swapped instruments included the following:

				Fixed Foreign
	Notional	Fixed/Variable	Fixed/Variable	Exchange Rate
Underlying Notes	Amount ($US)	Interest Rate Paid	Interest Rate Received	Paid	Effective Date	Expiration
9.875% 2021 Notes	30.6	9.890%	9.875%	1.4130	February 1, 2016	February 1, 2021
Term Loan	403.6	3-Month CDOR + 3.174%	3-Month LIBOR + 2.750%	1.2976	May 31, 2018	May 30, 2025
8.500% 2027 Notes	48.0	8.399%	8.500%	1.3355	April 23, 2019	May 1, 2027
8.500% 2027 Notes	300.0	8.419%	8.500%	1.3355	April 23, 2019	May 1, 2027
5.125% 2026 Secured Notes	500.0	5.725%	5.125%	1.3245	December 16, 2019	December 15, 2026
4.250% 2025 Secured Notes	500.0	4.805%	4.250%	1.4198	April 29, 2020	June 1, 2025
4.000% 2028 Notes	500.0	4.524%	4.000%	1.3112	November 23, 2020	August 1, 2028

Concurrently with the offering of the 5.625% 2022 Notes, the 5.375% 2023 Notes, the 4.250% 2025 Secured Notes, the 5.125% 2026 Secured Notes, the 8.500% 2027 Notes, and the 4.000% 2028 Notes, GFL entered into cross-currency swaps to receive and pay interest semi-annually. A cross-currency swap was entered into for a portion of the 7.000% 2026 Notes.

These effective cross-currency swaps eliminate the impact of changes in the value of the U.S. dollar between the date of issuance of the 5.625% 2022 Notes, the 5.375% 2023 Notes, the 4.250% 2025 Secured Notes, the 8.500% 2027 Notes, the 4.000% 2028 Notes, and the 5.125% 2026 Secured Notes and their respective maturity dates.

On March 5, 2020, GFL fully redeemed the 5.625% 2022 Notes and 5.375% 2023 Notes as well as a portion of the 7.000% 2026 Notes and the 8.500% 2027 Notes and terminated the cross-currency interest rate swaps associated with the 5.625% 2022 Notes and 5.375% 2023 Notes and the redeemed portion of the 7.000% 2026 Notes and 8.500% 2027 Notes.

On November 23, 2020, GFL issued the 4.000% 2028 Notes. Concurrently with the offering, GFL entered into cross-currency swaps to manage its currency risk. GFL used the net proceeds of the issuance to fund the redemption of the entire US$405.0 million outstanding aggregate principal amount, related fees, premiums and accrued interest on the 7.000% 2026 Notes and terminated the cross-currency interest rate swaps associated with the 7.000% 2026 Notes.

GFL fully redeemed a previous note offering in 2018. GFL had entered into cross-currency interest rate swaps concurrently with the offering of the notes, which continued to be in place after the redemption of the notes. As a result of the redemption, GFL discontinued the use of hedge accounting. GFL entered into an offset swap to receive and pay interest semi-annually at 9.312% on $648.8 million and 9.875% on US$500.0 million respectively in order to fully hedge this exposure.

In addition, the Company has exposure to foreign currency risk on its US Term Loan Facility due May 31, 2025. The Company manages a portion of this exposure with cash flow from its US operations and the Company entered into US$450.0 million in cross-currency swaps to hedge the impact of changes in the value of the U.S. dollar between the date of issuance of the Term Loan Facility and the Term Loan Facility maturity date of May 31, 2025, as adjusted for the mandatory repayments required under the Term Loan Facility. At maturity, the Company will have paid a total of $500.8 million in exchange for US$386.0 million.

These cross-currency swaps have been designated at inception and accounted for as cash flow hedges. A gain, net of tax, in the fair value of derivatives designated as cash flow hedges in the amount of $1.8 million has been recorded in other comprehensive loss for the year ended December 31, 2020 (gain, net of tax in the amount of $61.2 million for the year ended December 31, 2019, loss, net of tax in the amount of $33.5 million for the seven month period ended December 31, 2018, and a gain of $3.8 million for the five month period ended May 31, 2018).

Commodity risk

GFL uses diesel fuel option agreements to manage a portion of its exposure to fluctuations in diesel fuel prices. The fair value of GFL’s fuel commodity contracts were obtained from dealer quotes. This value represents the estimated amount GFL would receive or pay to terminate the commodity contracts, taking into consideration the difference between the contract value of the fuel volume and values at the valuation date quoted for agreements of similar term and maturity.

The fair value of the agreements represented an asset of approximately $3.7 million as of December 31, 2020, which is included in our net derivative instruments ($0.6 million as at December 31, 2019). GFL recognized an expense for changes in the fair value of the fuel contracts within its consolidated statements of operations of $1.8 million for the year ended December 31, 2020 ($1.0 million for the year ended December 31, 2019, $2.8 million for the seven month period ended December 31, 2018, and $nil for the five month period ended May 31, 2018).

GFL markets a variety of recyclable materials, including cardboard, mixed paper, plastic containers, glass bottles and ferrous and aluminum metals. GFL owns and operates recycling operations and sells other collected recyclable materials to third parties for processing before resale. To reduce our exposure to commodity price risk with respect to recycled materials, GFL has adopted a pricing strategy of charging collection and processing fees for recycling volume collected from third parties.

Capital management

GFL defines capital that it manages as the aggregate of its shareholders’ equity and long-term debt net of cash.

GFL makes adjustments to its capital based on the funds available to GFL in order to support the ongoing operations of the business and in order to ensure that the entities in GFL will be able to continue as going concerns, while maximizing the return to stakeholders through the optimization of the debt and equity balances.

GFL manages its capital structure and makes adjustments to it in light of changes in economic conditions. In order to maintain or modify the capital structure, GFL may arrange new debt with existing or new lenders or obtain additional financing through other means.

Management reviews its capital management approach on an ongoing basis and believes that this approach, given the size of GFL, is reasonable. There were no changes in GFL’s approach to capital management during the year ended December 31, 2020 and year ended December 31, 2019.